                       American Century Investments Proxy
                        Voting Deadline is April 26, 2004

Our records  indicate that we have not received your voting  instructions.  Your vote is vital no matter  how many  shares  you hold.  If you have any  questions about the proxy or the voting process, please call 1-866-362-0612.

PLEASE VOTE TODAY

1.  BY PHONE:     For automated phone voting,  call  1-866-241-6192,  available
    --------      24 hours a day. Enter the 14-digit  control number printed on your proxy card.

2. BY INTERNET:   Access https://vote.proxy-direct.com and enter the 14-digit
   -----------    control number printed on your proxy card.

3. BY FAX:         1-888-796-9932. Be sure to fax both sides of the proxy card.
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